                                                                    EXHIBIT [G]

--------------------------------------------------------------------------------








                            RENEWAL RIGHTS AGREEMENT


                                  by and among


                EACH OF THE SUBSIDIARIES OF ONEBEACON CORPORATION
                           LISTED ON EXHIBIT A HERETO


                                       and


                        LIBERTY MUTUAL INSURANCE COMPANY



                         Dated as of November ___, 2001








--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
ARTICLE I.     DEFINITIONS...................................................1

ARTICLE II.    RENEWALS AND TERM.............................................1

ARTICLE III.   CONSIDERATION.................................................2

ARTICLE IV.    COVENANTS AND AGREEMENTS......................................2

ARTICLE V.     DISPUTE RESOLUTIONS...........................................3

ARTICLE VI.    MISCELLANEOUS PROVISIONS......................................4

                                    EXHIBITS

Exhibit A     Glossary of Terms
Exhibit B     Form of Letter to Policyholders

                                    SCHEDULES

Schedule 1    RAM Group Companies
Schedule 4.3  Roll-over Commission Criteria

                            RENEWAL RIGHTS AGREEMENT


      This RENEWAL RIGHTS AGREEMENT (this "Agreement"), dated as of November ___, 2001, is entered into by each of the insurance company subsidiaries of OneBeacon Corporation ("OneBeacon") listed on Exhibit A hereto (each a "OneBeacon Insurer" and collectively, the "OneBeacon Insurers") and Liberty Mutual Insurance Company, a mutual insurance company organized under the laws of the Commonwealth of Massachusetts ("Liberty") on behalf of the RAM Group Companies.

                             W I T N E S S E T H

      WHEREAS, the Master Agreement, dated as of October __, 2001 by and among White Mountains Insurance Group, Ltd., OneBeacon Corporation and Liberty Mutual Insurance Company provides, among other things, for the sale by OneBeacon and OneBeacon Subsidiaries and purchase by Liberty of certain of the assets of and rights to the Business; and

      WHEREAS, each of the OneBeacon Insurers and Liberty have agreed that, in accordance with the terms and conditions of this Agreement, each of the OneBeacon Insurers shall assist in the rewriting of the Insurance Policies and the Post-Closing Policies by one or more of the RAM Group Companies upon the terms and subject to the conditions set forth below.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I.

                                   DEFINITIONS

      Section 1.1 DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Glossary of Term, which is attached hereto as Exhibit A and incorporated herein.


                                   ARTICLE II.

                                RENEWALS AND TERM

      Section 2.1 REWRITTEN POLICIES. Until such time as the Transition Plan has been fully implemented, from and after the Effective Date, each of the OneBeacon Insurers shall assist the RAM Group Companies in offering Rewritten Policies to those insureds holding Insurance Policies. Such assistance shall be provided by each of the OneBeacon Insurers in accordance with terms of this Agreement and the Post-Closing Serviced Policies Administrative Services Agreement.

      Section 2.2 RENEWAL RIGHTS. In connection with the non-renewal of the Insurance Policies, the Renewal Policies or the Required Renewal Policies by each of the OneBeacon Insurers in accordance with the terms of the Post-Closing Serviced Policies Administrative Services Agreement, and to the extent permitted by applicable law and contractual obligations, Liberty, or its designated Affiliate, on behalf of each of the OneBeacon Insurers shall, from time to time, send to each insured, through such Insured's Independent Producer, under each such policy to whom any of the RAM Group Companies determines to issue a Rewritten Policy, a written notice substantially in the form of Exhibit B hereto, or in such other form as the parties hereto shall mutually agree upon [in writing], informing such insured of this Agreement and encouraging such insured to have his or her policy rewritten by one of the RAM Group Companies.

      Section 2.3 TERM. This Agreement shall commence on the Effective Date and shall terminate on the earlier to occur of (i) one year following full implementation of the Transition Plan, or (ii) December 31, 2006.


                                  ARTICLE III.

                                  CONSIDERATION

      Section 3.1 CONSIDERATION. In consideration for this Agreement, on March 15, 2004, Liberty shall pay to the OneBeacon Insurers an aggregate amount equal to 3% of the direct written premium generated by the Rewritten Policies, the Renewal Policies and the Required Renewal Policies with effective dates which fall during the twelve month period ending December 31, 2003.


                                   ARTICLE IV.

                            COVENANTS AND AGREEMENTS

      Section 4.1 EXPENSES. The parties to this Agreement shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby.

      Section 4.2 EXAMINATION OF THE BOOKS AND RECORDS. Following the termination of this Agreement, Liberty and the RAM Group Companies shall be entitled, through their employees, counsel, accountants, or other representatives, to make such examination of the Books and Records (to the extent not in the possession of the applicable RAM Group Company) as any of the RAM Group Companies may reasonably request for the purpose of effectuating the Rewritten Policies; PROVIDED, that a representative from the OneBeacon Insurers shall have the right to be present during such examination. Any such examination shall be conducted during normal business hours and upon reasonable prior notice.

      Section 4.3 ROLL-OVER COMMISSION. Liberty agrees to pay a roll-over commission to qualifying agents ranging from 0% to 10% of the direct written premium received on each Rewritten Policy and on each Renewal Policy; PROVIDED, that no agent shall be entitled to a roll-over commission on any Rewritten Policy that was a Renewal Policy. The roll-over commission shall be paid to each qualifying agent based upon the profitability of the relevant policies sold by such agent and other criteria established by Liberty and set forth on SCHEDULE
4.3 attached hereto. The OneBeacon Insurers agree to share the cost of the agent roll-over commission equally with Liberty up to a maximum aggregate amount of $20 million payable by the OneBeacon Insurers. [Provide language on payment to delinquent agents.]

      Section 4.4 ISSUANCE AND RENEWAL OF INSURANCE POLICIES AND POST-CLOSING POLICIES. Except as provided in the Post-Closing Serviced Policies Administrative Services Agreement, each of the OneBeacon Insurers covenant and agree not to issue or renew any Insurance Policies or Post-Closing Policies.

      Section 4.5 FURTHER ASSURANCES. During and after the term of this Agreement, without further consideration, each of the parties shall execute such documents and other papers, and take such further actions as may be reasonably required or desirable or required under the state insurance laws to carry out the provisions hereof and the transactions contemplated hereby.


                                   ARTICLE V.

                               DISPUTE RESOLUTIONS

      Section 5.1 DISPUTE RESOLUTION. As a condition precedent to any right of action hereunder, if any dispute shall arise between the OneBeacon Insurers and Liberty with reference to the interpretation or performance of this Agreement, including the formation or validity thereof, or their rights with respect to any transaction involved, whether such dispute arises before or after the termination of this Agreement, such dispute, upon the written request of either party, shall be submitted for resolution by arbitration. Within 30 days after receipt of such written request, each party shall select one arbitrator (for a total of two), and such selected arbitrators shall select a third arbitrator within 60 days after receipt of such written request for arbitration. If either party fails to select an arbitrator within such time period, the arbitrator that was timely selected by the other party shall serve as the sole arbitrator. If the two arbitrators fail to agree upon the selection of a third arbitrator within the time limit allowed, the third arbitrator shall be selected by the two arbitrators from a panel of five arbitrators proposed by the American Arbitration Association or, if the two arbitrators fail to agree upon a selection within 10 days, the third arbitrator shall be selected in accordance with the rules of the American Arbitration Association. All arbitrators shall be active or retired disinterested officers of a property and casualty insurance or reinsurance company. No arbitrator shall be or have been affiliated with or employed by any party hereto or their respective Affiliates.

      The arbitrators shall interpret this Agreement as an honorable engagement and not merely as a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law and they shall make their award with a view to effecting the general purpose of this Agreement in a reasonable manner rather than in accordance with a literal interpretation of the language. The arbitration shall occur in Boston, Massachusetts or a mutually acceptable location. The arbitrators shall make their determination within 60 days after the appointment of the last arbitrator.

      The decision of any two arbitrators, or of the sole arbitrator in the event of untimely appointment, when filed with the parties hereto, shall be final and binding on both parties and need not be in writing; PROVIDED that the amount of the award, if any, shall be in writing by the arbitrator or arbitrators as the case may be. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. The final judgment of the arbitrators and any award rendered thereon, shall not be subject to appeal.

      Unless otherwise provided in the arbitration award, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration. If the panel consists of only one arbitrator due to the failure of one party to timely appoint an arbitrator, the party that appointed such arbitrator shall be responsible for the fees and expenses of such arbitrator.


                                   ARTICLE VI.

                            MISCELLANEOUS PROVISIONS

      Section 6.1 HEADINGS. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

      Section 6.2 EXHIBITS. The Exhibits to this Agreement that are specifically referred to herein are a part of this Agreement as if fully set forth herein. All references herein to articles, sections, subsections, paragraphs, subparagraphs, clauses and Exhibits shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

      Section 6.3 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed) with a duplicate copy sent by overnight courier (providing proof of delivery) or sent by overnight courier (providing proof of delivery), to the parties at the following address:

                If to OneBeacon Subsidiaries:

                OneBeacon Corporation
                One Beacon Street
                Boston, Massachusetts  02108

                Attention:  [            ]
                Facsimile:  [            ]


                If to Liberty:

                Liberty Mutual Insurance Company
                175 Berkeley Street
                Boston, Massachusetts  02117

                Attention:  General Counsel
                Facsimile:  (617) 574-5805

      Any party may, by notice given in accordance with this Section 6.3 to the other parties, designate another address or person for receipt of notices hereunder; PROVIDED, that notice of such a change shall be effective upon receipt.

      Section 6.4 BINDING EFFECT; ASSIGNMENT. This Agreement will be binding upon and inure to the benefit of Liberty and the OneBeacon Insurers and their respective successors, assigns and legal representatives. Neither this Agreement, nor any rights, interests or obligations hereunder, may be assigned, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other party and any such assignment that is not consented to shall be null and void.

      Section 6.5 EXECUTION IN COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute the same instrument.

      Section 6.6 WAIVERS AND AMENDMENTS; NON-CONTRACTUAL REMEDIES; PRESERVATION OF REMEDIES. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the OneBeacon Insurers and Liberty or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

      Section 6.7 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED AS TO FORMATION, PERFORMANCE, INTERPRETATION AND ENFORCEMENT BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES.

      Section 6.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering into of this Agreement or the subject matter hereof except as specifically set forth or contemplated herein or therein.

      Section 6.9 NEGOTIATED AGREEMENT. This Agreement has been negotiated by the parties and the fact that the initial and final draft has been prepared by either party or an intermediary will not give rise to any presumption for or against any party to this Agreement or be used in any respect or forum in the construction or interpretation of this Agreement or any of its provisions.

      Section 6.01 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, OneBeacon and Liberty directs that such court interpret and apply the remainder of this Agreement in the manner that it determines most closely effectuates their intent in entering into this Agreement, and in doing so particularly take into account the relative importance of the term, provision, covenant or restriction being held invalid, void or unenforceable.

      Section 6.11 INTERPRETATION. Whenever the words "include," "includes," or "including," are used in this Agreement, they shall be deemed to be followed by the words "without limitation."



                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

                       [ONEBEACON INSURERS]


                       By:
                           -------------------------------------------
                            Name:
                            Title:


                       LIBERTY MUTUAL INSURANCE COMPANY


                       By:
                           -------------------------------------------
                           Name:
                           Title:

                                    EXHIBIT A

                                Glossary of Terms

                                    EXHIBIT B

                         Form of Letter to Policyholders


                                                     NOTICE DATE: ____________

                   [Name of OneBeacon Insurance Subsidiary]

Dear Policyholder:

      As [Name of Agent] has advised you, [Name of OneBeacon Insurer] is no longer writing [line of business] business in this state. As such, [Name of OneBeacon Insurer] will be non renewing your current [Name of OneBeacon Insurer, line of business] policy upon its expiration.

      We are pleased to announce, however, that your agent will be providing you with a quote from [Name of RAM Group Company] prior to the expiration of your [Name of OneBeacon Insurer, line of business] policy. Your agent will be enclosing with this letter information about [Name of RAM Group Company] that will introduce you to both the company and to its product offerings. If you have any questions, or would like any additional information about [Name of RAM Group Company], please contact your agent.

      In addition, your agent will be providing you with a comparison of the terms and conditions of your current [Name of OneBeacon Insurer] policy to a similar [line of business] policy offered by [Name of RAM Group Company]. Your agent will be able to answer any questions you may have regarding any differences in terms, conditions, coverages and premium rates between your current policy with [Name of OneBeacon Insurer] and the policy being offered by [name of RAM Group Company].

      We have appreciated the opportunity to have been of service to you. Again, please do not hesitate to contact your agent if you have any questions about this letter or [Name of RAM Group Company].

                                 Sincerely,

                                 [OneBeacon Subsidiary]


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:





cc:  Agent

                                   SCHEDULE 1

                               RAM Group Companies


[Note: List to indicate that Oregon Auto and North Pacific shall be included in the RAM Group Companies upon the closing of the Stock Purchase Agreement.]

                                  SCHEDULE 4.3

                         Roll-over Commission Criteria